                                                                    EXHIBIT 99.2


                                [As of 09/13/04]

              FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZARD

                  PROPOSED MAILING AND INFORMATIONAL MATERIALS

                                      INDEX


1.       Dear Member Letter*



2.       Dear Member Letter for Non Eligible States


3.       Dear Friend Letter - Eligible Account Holders who are no longer
         Depositors*

4.       Dear Potential Investor Letter*

5. Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

6.-10.   Proxy and Stock Q&A*

11.      Proxy Request Letter (immediate follow-up)

12.      Proxy Request

13.      Stock Order/Certification Form (page 1 of 2)*

14.      Stock Order/Certification Form (page 2 of 2)*

15.      Stock Order Form Guidelines*

16.      Mailing Insert/Lobby Poster

17.      Invitation Letter - Informational Meetings

18. Dear Subscriber/Acknowledgment Letter - Initial Response to Stock Order Received

19.      Dear Charter Shareholder - Confirmation Letter

20.      Dear Interested Investor - No Shares Available Letter

21.      Welcome Shareholder Letter - For Initial Certificate Mailing

22.      Dear Interested Subscriber Letter - Subscription Rejection

23.      Letter for Capital Resources, Inc. Mailing to Clients*

     *            Accompanied by a Prospectus
         Note: Items 1 through 15 are produced by the Financial Printer and Items 16 through 23 are produced by the Stock Center.

             [FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZARD]



Dear Member:



The Board of Directors of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard") has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, First Federal of Hazard will form a mutual holding company to be known as First Federal, MHC and will establish Kentucky First Federal Bancorp ("Kentucky First") as a majority-owned subsidiary. We are reorganizing so that First Federal of Hazard will be structured in the form of ownership that we believe will best support the Bank's future growth. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). A detailed description of the proposed reorganization, merger and related stock offering is contained in the enclosed prospectus.



TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed YELLOW postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.


If the plan of reorganization is approved, let me assure you that:

         o deposit accounts will continue to be federally insured to the same extent permitted by law;

         o existing deposit accounts and loans will not undergo any change; and

         o voting for approval will not obligate you to buy any shares of common stock.


As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Kentucky First common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describe the stock offering, the merger with Frankfort First, and the operations of First Federal of Hazard and First Federal of Frankfort. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with First Federal of Hazard) to First Federal of Hazard in the enclosed BLUE postage-paid envelope marked "STOCK ORDER RETURN," or return it to First Federal of Hazard's office. Your order must be physically received by First Federal of Hazard no later than 12 Noon, EST, January __, 2005. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.



If you have any questions after reading the enclosed material, please call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m. Please note that the Stock Center will be closed from 12:00 noon Thursday, December 30 through 12:00 noon Monday, January 3; and closed Monday, January 17, in observance of bank holidays.


                                                 Sincerely,



                                                 Tony D. Whitaker
                                                 President

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

             [FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZARD]


Dear Member:



The Board of Directors of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard") has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, First Federal Savings will form a mutual holding company to be known as First Federal, MHC and will establish Kentucky First Federal Bancorp ("Kentucky First") as a majority-owned subsidiary. We are reorganizing so that First Federal of Hazard will be structured in the form of ownership that we believe will best support the Bank's future growth. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). A more detailed description of the proposed reorganization is contained in the enclosed proxy statement.



TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed YELLOW postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.


If the plan of reorganization is approved let me assure you that:

         o deposit accounts will continue to be federally insured to the same extent permitted by law; and

         o existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of Kentucky First, or (2) an agent of First Federal of Hazard to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.


If you have any questions after reading the enclosed material, please call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m. Please note that the Stock Center will be closed from 12:00 noon Thursday, December 30 through 12:00 noon Monday, January 3; and closed Monday, January 17, in observance of bank holidays.



                                               Sincerely,



                                               Tony D. Whitaker
                                               President

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

             [FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZARD]


Dear Friend of First Federal of Hazard:


The Board of Directors of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard") has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, First Federal of Hazard will form a mutual holding company to be known as First Federal, MHC and will establish Kentucky First Federal Bancorp ("Kentucky First") as a majority-owned subsidiary. We are reorganizing so that First Federal of Hazard will be structured in the form of ownership that we believe will best support the Bank's future growth. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). A detailed description of the proposed reorganization, merger and related stock offering is contained in the enclosed prospectus.



As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Kentucky First common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of First Federal of Hazard. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with First Federal of Hazard) to First Federal of Hazard in the enclosed BLUE postage-paid envelope marked "STOCK ORDER RETURN," or return it to the First Federal of Hazard office. Your order must be physically received by First Federal of Hazard no later than 12 Noon, EST, January __, 2005. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.



If you have any questions after reading the enclosed material, please call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m. Please note that the Stock Center will be closed from 12:00 noon Thursday, December 30 through 12:00 noon Monday, January 3; and closed Monday, January 17, in observance of bank holidays.



                                                Sincerely,



                                                Tony D. Whitaker
                                                President




The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                        [KENTUCKY FIRST FEDERAL BANCORP]


Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by Kentucky First Federal Bancorp ("Kentucky First"). We are raising capital to support First Federal Savings and Loan Association of Hazard's ("First Federal of Hazard") future growth and to acquire Frankfort First Bancorp, Inc. the wholly-owned bank subsidiary of First Federal Savings Bank of Frankfort ("First Federal of Frankfort").

This information packet includes the following:

         PROSPECTUS: This document provides detailed information about First Federal of Hazard and First Federal of Frankfort operations and the proposed stock offering by Kentucky First. Please read it carefully prior to making an investment decision.


         STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with First Federal of Hazard) to First Federal of Hazard in the enclosed postage-paid envelope. Your order must be physically received by First Federal of Hazard no later than 12 Noon, EST, January __, 2005.



We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the prospectus, please call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m.




                                        Sincerely,



                                        Tony D. Whitaker
                                        Chairman and Chief Executive Officer




                                        Don D. Jennings
                                        President and Chief Operating Officer



The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                            [CAPITAL RESOURCES, INC.]


Dear Customer of First Federal Savings:


At the request of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard"), we have enclosed material regarding the offering of common stock of Kentucky First Federal Bancorp ("Kentucky First") in connection with the reorganization of First Federal of Hazard from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, First Federal of Hazard will form a mutual holding company to be known as First Federal, MHC, and will establish Kentucky First as a majority-owned subsidiary. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). A detailed description of the proposed reorganization, merger and related stock offering is contained in the enclosed prospectus.



We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with First Federal of Hazard) to First Federal of Hazard in the accompanying BLUE postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by First Federal of Hazard no later than 12 Noon, EST, January __, 2005. If you have any questions after reading the enclosed material, please call the Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m., and ask for a Capital Resources, Inc. representative.


We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.


                                                 Sincerely,

                                                 CAPITAL RESOURCES, INC.




The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosure

                                    QUESTIONS
                                    & ANSWERS
                                    ABOUT THE
                                 REORGANIZATION
                                       AND
                                     MERGER




                      [KENTUCKY FIRST FEDERAL BANCORP LOGO]

                          Proposed holding company for
              First Federal Savings and Loan Association of Hazard
                                       and
                     First Federal Savings Bank of Frankfort

QUESTIONS AND ANSWERS


This pamphlet answers questions about Kentucky First Federal Bancorp's stock offering. Investing in shares of common stock involves certain risks. Before making a decision, please read the enclosed Prospectus carefully, including the "Risk Factors" section. If you have further questions, call our Stock Center at
(606) 435-0052, Monday through Friday from 9:00 a.m. to 4:00 p.m.



About the Reorganization and Merger

The Board of Directors of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard" or the "Association") has unanimously adopted a plan of reorganization whereby First Federal of Hazard will reorganize from a federal chartered mutual savings and loan association into a mutual holding company structure. As part of this reorganization, First Federal of Hazard will convert to a stock savings and loan association and will become a wholly-owned subsidiary of Kentucky First Federal Bancorp ("Kentucky First"), a federal stock corporation, which in turn will be a majority-owned subsidiary of First Federal, MHC, a federal mutual holding company. Pursuant to the terms of the plan, Kentucky First will be offering its common stock for sale. We are reorganizing so that First Federal of Hazard will be structured in the form of ownership that we believe will best support the Association's future growth. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). In addition to the shares Kentucky First is selling in the reorganization offering, it will issue up to 1,740,740 shares to shareholders of Frankfort First in the merger. Frankfort First shareholders may elect to exchange each of their Frankfort First shares for either $23.50 in cash or 2.35 Kentucky First shares.


It is necessary for the Association to receive a majority of the outstanding votes in favor of the plan of reorganization, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the enclosed YELLOW postage-paid envelope marked "PROXY RETURN." YOUR BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE PLAN OF REORGANIZATION & RETURN YOUR PROXY TODAY.


Effect on Deposits and Loans

Q.   WILL THE REORGANIZATION AND MERGER AFFECT ANY OF MY DEPOSIT ACCOUNTS OR
     LOANS?

A. No. The reorganization and merger will have no affect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured to the fullest extent permissible.

About Voting

Q.   WHO IS ELIGIBLE TO VOTE ON THE REORGANIZATION?


A. Members of the Association [depositors of the Association as of the close of business on ______ _, 2004 (the "Voting Record Date"), and borrowers of the Association as of September 23, 2004 who continue to be borrowers as of the Voting Record Date] will be eligible to vote on the reorganization.


Q.   HOW DO I VOTE?

A. You may vote by mailing your signed proxy card(s) in the YELLOW postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and decide to change your vote, you may do so by revoking any previously executed proxy.


Q.   AM I REQUIRED TO VOTE?


A. No. Members are not required to vote. However, because the reorganization will produce a fundamental change in the Association's corporate structure, the Board of Directors encourages all members to vote.


Q.   WHY DID I RECEIVE SEVERAL PROXIES?

A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

Q. DOES MY VOTE FOR REORGANIZATION MEAN THAT I MUST BUY COMMON STOCK OF KENTUCKY FIRST FEDERAL BANCORP?

A. No. Voting for the plan of reorganization does not obligate you to buy shares of common stock of Kentucky First Federal Bancorp.

Q.   ARE TWO SIGNATURES REQUIRED ON THE PROXY OF A JOINT ACCOUNT?

A.   Only one signature is required, but both parties should sign if possible.

Q.   WHO MUST SIGN PROXIES FOR TRUST OR CUSTODIAN ACCOUNTS?

A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I AM THE EXECUTOR (ADMINISTRATOR) FOR A DECEASED DEPOSITOR. CAN I SIGN THE PROXY CARD?

A. Yes. Please indicate on the card the capacity in which you are signing the card.

About The Stock

INVESTMENT IN COMMON STOCK INVOLVES CERTAIN RISKS. FOR A DISCUSSION OF THESE RISKS AND OTHER FACTORS, INVESTORS ARE URGED TO READ THE ACCOMPANYING PROSPECTUS.

Q.   WHAT ARE THE PRIORITIES OF PURCHASING THE COMMON STOCK?

A. The common stock of Kentucky First Federal Bancorp will be offered in the subscription offering in the following order of priority:


         o Eligible Account Holders (members with accounts totaling $50 or more as of June 30, 2003).


         o Employee Plans (tax-qualified employee stock benefit plans) of First Federal of Hazard.


         o Supplemental Eligible Account Holders (members with accounts totaling $50 or more as of _______________ __, 2004).



         o Voting Members (depositors as of the close of business on ______ __, 2004, "the Voting Record Date") and borrowers of the Association as of September 23, 2004 who continue to be borrowers as of the Voting Record Date.



     Upon completion of the subscription offering, and the reservation of shares for Frankfort First's shareholders, common stock that is not sold in the Subscription Offering will be offered to certain members of the general public in a community offering and then to the general public in a syndicated community offering.


Q.   WILL ANY ACCOUNT I HOLD WITH FIRST FEDERAL OF HAZARD BE CONVERTED INTO
     STOCK?


A. No. All accounts remain as they were prior to the reorganization. As an Eligible Account Holder, Supplemental Eligible Account Holder or Voting Member, you receive priority over the general public in exercising your right to subscribe for shares of common stock.


Q.   WILL I RECEIVE A DISCOUNT ON THE PRICE OF THE STOCK?

A. No. The price of the stock is the same for customers, directors, officers, employees of First Federal of Hazard, any shareholder of Frankfort First and the general public.

Q.   HOW MANY SHARES OF STOCK ARE BEING OFFERED, AND AT WHAT PRICE?

A. Kentucky First Federal Bancorp is offering for sale _______________ shares of Common Stock at a subscription price of $10.00 per share. Under certain circumstances, Kentucky First Federal Bancorp may offer up to _____________ shares.

Q.   HOW MUCH STOCK CAN I PURCHASE?


A. The minimum purchase is 25 shares. As more fully discussed in the plan of reorganization outlined in the prospectus, the maximum purchase by any person in the subscription or community offering is $150,000 (15,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $300,000 (30,000 shares) of common stock offered in the offering. The terms "associate" and "acting in concert" are defined on pages ___ and ___ in the Prospectus. If you are also a shareholder of Frankfort First Bancorp, Inc. and subscribing for stock, these purchase limits may be reduced. See pages ___ and ___ in the Prospectus for more detail.


Q.   HOW DO I ORDER STOCK?


A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to First Federal of Hazard's office or by mailing in the BLUE postage-paid envelope marked "STOCK ORDER RETURN."


Q.   HOW CAN I PAY FOR MY SHARES OF STOCK?

A. You can pay for the common stock by check, money order or withdrawal from your deposit account at the First Federal of Hazard.


Q.   CAN I USE FUNDS IN AN INDIVIDUAL ACCOUNT TO PAY FOR MY ORDER?

A. Purchasing shares using IRA funds requires a self-directed account able to invest in common stock. The use of IRA funds, or any other retirement funds, requires additional documentation and processing time. For guidance, we urge you to call our Stock Center promptly, preferably at least two weeks prior to the stock offering deadline. We cannot guarantee your ability to use retirement funds, because their use may depend on constraints involving timing and possible limitations imposed by the institution where the retirement funds are currently held.

Q.   CAN I PAY FOR MY ORDER BY OBTAINING A LOAN FROM FIRST FEDERAL OF HAZARD?

A. No. The Association is prohibited from making loans for the purchase of shares in our stock offering.


Q.   WHEN IS THE DEADLINE TO SUBSCRIBE FOR STOCK?

A. An executed order form and certification form with the required full payment must be physically received by First Federal of Hazard no later than 12 Noon, EST, _______ __, 2004.

Q. CAN I SUBSCRIBE FOR SHARES AND ADD SOMEONE ELSE WHO IS NOT ON MY ACCOUNT TO MY STOCK REGISTRATION?

A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.

Q.   CAN I SUBSCRIBE FOR SHARES IN MY NAME ALONE IF I HAVE A JOINT ACCOUNT?

A.   Yes.


Q.   AM I GUARANTEED TO RECEIVE SHARES BY PLACING AN ORDER?

A. No. It is possible that orders received during the offering period will exceed the number of shares being sold. Such an oversubscription would result in shares being allocated among subscribers starting with subscribers who are Eligible Account Holders. If the offering is oversubscribed in the subscription offering, no orders received in the community offering will be filled. Please refer to the section of the prospectus entitled "The Reorganization the Stock Offering -- Subscription Offering and Subscription Rights -- Community Offering."

     Subscribers in the subscription offering have a right to receive shares before any are allocated in the community offering. If we cannot fill your order, in whole or in part, we will refund the excess payment with interest, if you paid by check, or we will remove the hold on applicable funds in your deposit account.

     If you are ordering in the subscription offering, complete the Stock Order Form section that requests information about all of your deposit accounts with us. Because deposit balances are considered in allocating shares, failure to provide this information, or providing incomplete or erroneous information, could result in a loss of all or part of your share allocation. In completing the stock registration section, you should not add the names of non-depositors or depositors with a lower purchase priority than yours. Doing so may cause you to lose your subscription offering priority.


Q.   WILL PAYMENTS FOR COMMON STOCK EARN INTEREST UNTIL THE REORGANIZATION
     CLOSES?

A. Yes. Any payments made by check or money order will earn interest at the Association's regular passbook rate from the date of receipt to the completion or termination of the reorganization. Withdrawals from a deposit account or a certificate of deposit at the Association to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the offering.

Q.   WILL DIVIDENDS BE PAID ON THE STOCK?

A. We do intend to pay dividends on the shares of common stock. Please read the Prospectus for further information.


Q.   WILL MY STOCK BE COVERED BY DEPOSIT INSURANCE?


A. No. The common stock cannot be insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC or any other government agency nor is it insured or guaranteed by First Federal Savings and Loan Association of Hazard; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort or First Federal, MHC.

Q.   WHERE WILL THE STOCK BE TRADED?

A. Upon completion of the reorganization, Kentucky First Federal Bancorp expects the stock to be traded on the NASDAQ National Market under the symbol "KFFB".


Q.   CAN I CHANGE MY MIND AFTER I PLACE AN ORDER TO SUBSCRIBE FOR STOCK?

A.   No. After receipt, your order may not be modified or withdrawn.


Q.   WHEN WILL STOCK CERTIFICATES BE ISSUED?



A. As soon as possible after the consummation of the stock offering, our transfer agent will mail stock certificates to the certificate registration address on Stock Order Forms. It is possible that you may not be able to sell your shares until you receive your certificate.


Additional Information

Q.   WHAT IF I HAVE ADDITIONAL QUESTIONS OR REQUIRE MORE INFORMATION?


A. First Federal of Hazard's proxy statement and prospectus describe the reorganization and merger in detail. Please read the proxy statement and prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m. Additional material may only be obtained from the Stock Center. TO ENSURE THAT EACH PURCHASER RECEIVES A PROSPECTUS AT LEAST 48 HOURS PRIOR TO THE END OF THE OFFERING, IN ACCORDANCE WITH RULE 15C2-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NO PROSPECTUS WILL BE MAILED ANY LATER THAN FIVE DAYS PRIOR TO SUCH DATE OR HAND DELIVERED ANY LATER THAN TWO DAYS PRIOR TO SUCH DATE.


The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                           [FIRST FEDERAL of Hazard]


Dear Depositor:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.


The Board of Directors of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard") has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, First Federal of Hazard will form a mutual holding company to be known as First Federal, MHC, and will establish Kentucky First Federal Bancorp as a majority-owned subsidiary. We are reorganizing so that First Federal of Hazard will be structured in the form of ownership that we believe will best support the Bank's future growth. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). A more detailed description of the proposed reorganization is contained in the proxy statement that was previously mailed to you.



TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed YELLOW postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.


If the plan of reorganization is approved let me assure you that:

         o deposit accounts will continue to be federally insured to the same extent permitted by law;

         o existing deposit accounts and loans will not undergo any change; and

         o voting for approval will not obligate you to buy any shares of common stock.


If you have any questions after reading the enclosed material, please call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m.


                                                  Sincerely,



                                                  Tony D. Whitaker
                                                  President









The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                                  PROXY REQUEST


                         [FIRST FEDERAL OF HAZARD LOGO]



                                WE NEED YOUR VOTE

Dear Customer of First Federal Savings and Loan Association of Hazard:

YOUR VOTE ON OUR PLAN OF REORGANIZATION HAS NOT YET BEEN RECEIVED. Your vote is very important to us. Please vote and mail the enclosed proxy today. If you have more than one account, you may receive more that one proxy. Please complete and mail all proxies you receive.

         REMEMBER: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and urges you to vote in favor of it. Your deposit accounts or loans with First Federal Savings and Loan Association of Hazard will not be affected in any way. Deposit accounts will continue to be federally insured to the legal maximum.


A postage-paid envelope is enclosed with the proxy form. If you have any questions, please call our Stock Center at 606-435-0052.



                          Sincerely,

                          FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZARD




            PLEASE VOTE TODAY BY RETURNING ALL PROXY FORMS RECEIVED.
     If you have more than one account you may receive more that one proxy.
                Please complete and mail all proxies you receive.

                            KENTUCKY FIRST FEDERAL BANCORP
                  Subscription & Community Offering Stock Order Form
                  --------------------------------------------------------------

                  FIRST FEDERAL SAVINGS AND LOAN           EXPIRATION DATE
                      ASSOCIATION OF HAZARD            for Stock Order Forms:
                         479 Main Street                  December __, 2004
                           PO Box 1069                       12 Noon, EST
                   Hazard, Kentucky 41702-1069              (received not
                         606-435-0052                         postmarked)
                 ---------------------------------------------------------------

                  IMPORTANT: A properly completed original stock order form must be used to subscribe for common stock. Copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form.

(1) NUMBER OF SHARES   Subscription   (2) TOTAL PAYMENT DUE   Minimum: 25 shares ($250.00)
                           Price                              Maximum: Generally, 15,000 shares
    ________________     X 10.00 =     $  __________________  ($150,000.00) See Instructions.


(3a)  FIRST FEDERAL OF HAZARD EMPLOYEE/OFFICER/DIRECTOR INFORMATION

[]   Check here if you are an employee, officer or director of First Federal
Savings and Loan Association of Hazard ("First Federal of Hazard") or member of such person's immediate family living in the same household.

(3b)  FRANKFORT FIRST BANCORP, INC. SHAREHOLDER INFORMATION

[]   Check here if you are also a shareholder of Frankfort First Bancorp, Inc.
and are electing to exchange all shares for new shares of Kentucky First common stock. How many shares do you now own or control? _____________________ Shares.

     Note: Your purchase may be limited by the number of Frankfort First shares that you own. See Instructions.

(4)  METHOD OF PAYMENT/CHECK


Enclosed is a check or money order payable to Kentucky First Federal Bancorp in the amount indicated in this box.

                        ___________________

  Total Check Amount   $___________________

(5) METHOD OF PAYMENT/WITHDRAWAL - I authorizes you to make withdrawals from my account(s) at First Federal of Hazard, and understand that the amounts will not otherwise be available for withdrawal:

    Bank Use          Account Number(s) To Withdraw      $ Withdrawal Amount

  -----------------   ---------------------------------  ----------------------
  -----------------   ---------------------------------  ----------------------
  -----------------   ---------------------------------  ----------------------

                                       Total Withdrawal
                                                         ----------------------


There is NO penalty for early withdrawal.


(6)  PURCHASER INFORMATION

Subscription Offering - Check here if you:

[] a. had a deposit account(s) totaling $50.00 or more on June 30, 2003. ("Eligible Account Holder".) List account(s) in #7 below.


[] b. had a deposit account(s) totaling $50.00 on September 30, 2004 but are not an Eligible Account Holder. ("Supplemental Eligible Account Holder".) List account(s) in #7 below.


[] c. had a deposit account(s) on ______ __, 2004 but are not an Eligible Account Holder or Supplemental Eligible Account Holder. ("Other Depositor".)
     List account(s) in #7 below.


[] d. had an outstanding loan account(s) on September 23, 2004, that continued to be outstanding on _____, 2004, but are not an Eligible Account Holder or Supplemental Eligible Account Holder. ("Borrower")
     List account(s) in #7 below.


Community Offering - Check here if you are a:


[] e. Community Member not eligible to purchase stock in the Subscription Offering (Indicate county of residence in #9 below).


(7) QUALIFYING ACCOUNTS - Please review the preprinted information listed below. The accounts printed below may not be all of your qualifying accounts or even your accounts as of the earliest of the three dates if you changed names on the accounts. You should list any accounts that you may have or had with First Federal of Hazard in the box below. SEE THE STOCK ORDER FORM INSTRUCTIONS SHEET FOR FURTHER INFORMATION. All subscription orders are subject to the provisions of the Plan of Reorganization and Merger.

                          ===========================

                          ===========================

Account Title (Names on Accounts)               Account Number
---------------------------------               --------------

-----------------------------------------       -------------------------------

-----------------------------------------       -------------------------------

-----------------------------------------       -------------------------------

-----------------------------------------       -------------------------------


Additional Qualifying Accounts

PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.

(8)  FORM OF STOCK OWNERSHIP & SS# OR TAX ID#:

[]   Individual   []  Joint Tenants  []  Tenants in Common
[]   Fiduciary/Trust (under agreement

                                                        dated
_________________)

[] Uniform Transfers to Minors Act   [] Company/Corporation/   [] IRA or other
   (Indicate SS# of Minor only)             Partnership           qualified plan

________________________________________________________________________________

        SS#/Tax ID#_____________________________________________________________
(to be used for tax reporting purposes)
      SS#/Tax ID#_______________________________________________________________


(9) STOCK REGISTRATION & ADDRESS: Name and address to appear on stock certificate. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.


Name:
--------------------------------------------------------------------------------
Name
Continued:
--------------------------------------------------------------------------------
MAIL TO-
Street:
--------------------------------------------------------------------------------
City:                       State:                        Zip Code:
--------------------------------------------------------------------------------
Telephone:   Day             Evening            KY County of Residence:
--------------------------------------------------------------------------------


(10) [ ] NASD AFFILIATION - Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person affiliated, or associated, with a NASD member,
(continued on reverse side)

(11) [ ] ASSOCIATES/ACTING IN CONCERT - Check here and complete the reverse side of this form, if you or any associates or persons acting in concert with you have submitted other orders for shares.

--------------------------------------------------------------------------------

(12) ACKNOWLEDGEMENT - To be effective, this stock order form must be properly completed and physically received by First Federal of Hazard no later than 12 Noon, EST, January __, 2005, unless extended; otherwise this stock order form and all subscription rights will be void. The undersigned agrees that after receipt by First Federal of Hazard, this stock order form may not be modified, withdrawn or canceled without First Federal of Hazard's consent and if authorization to withdraw from deposit accounts at First Federal of Hazard has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form is true, correct and complete and that I am not subject to back-up withholding. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plans of reorganization and stock issuance of First Federal of Hazard described in the accompanying prospectus. The undersigned hereby acknowledges receipt of the prospectus at least 48 hours prior to delivery of this stock order form to First Federal of Hazard.

--------------------------------------------------------------------------------

THE CERTIFICATION FORM ON THE REVERSE SIDE MUST BE SIGNED IN ADDITION TO THE SIGNATURE BELOW

--------------------------------------------------------------------------------
Signature                                       Date
--------------------------------------------------------------------------------

Signature                                       Date
--------------------------------------------------------------------------------

Office Use Only                      Check #
                                           ------------
Date Rec'd       /                   Ck. Amt.
           ------ ------                     -----------

Batch #         - Order #            Category
        -------           ----------          ---------

ITEM (10) NASD CONTINUED:

a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which a NASD member or person associated with a NASD member has a beneficial interest. You agree, if you have checked the NASD Affiliation box, to report this subscription in writing to the applicable NASD member within one day of payment therefor.

ITEM (11) ASSOCIATES/ACTING IN CONCERT CONTINUED:


If you checked the box in item #11 on the reverse side of this form, list all other orders submitted by you or associates (as defined below) or by persons acting in concert with you (also defined below).



    Name(s) listed on other stock order forms        Number of shares ordered
    -----------------------------------------        ------------------------

------------------------------------------------    ----------------------------

------------------------------------------------    ----------------------------

------------------------------------------------    ----------------------------

------------------------------------------------    ----------------------------

------------------------------------------------    ----------------------------

ASSOCIATE - The term "associate" of a person means:

(1) any corporation or organization, other than Kentucky First Federal Bancorp, First Federal, MHC, First Federal Savings and Loan Association of Hazard or a majority-owned subsidiary of Kentucky First Federal Bancorp, First Federal, MHC or First Federal Savings and Loan Association of Hazard of which a person is a senior officer or partner or beneficially owns, directly or indirectly, 10% or more of any class of equity securities of the corporation or organization;

(2) any trust or other estate in which the person has a substantial beneficial interest in the trust or estate or is a trustee or fiduciary of the trust or estate;

(3) any person who is related by blood or marriage to such person and who either lives in the same house as the person or who is a director or senior officer of Kentucky First Federal Bancorp, First Federal, MHC, First Federal Savings and Loan Association of Hazard or a subsidiary thereof; and

(4) any person acting in concert with the persons specified above.

ACTING IN CONCERT - The term "acting in concert" means:

(1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not by an express agreement; or

(2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

We may presume that certain persons are acting in concert based upon, among other things, joint account relationships and the fact that persons may have filed joint Schedules 13D or 13G with the Securities and Exchange Commission with respect to other companies.

-------------------------------------------------------------------------------
      YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK
-------------------------------------------------------------------------------

                               CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY KENTUCKY FIRST FEDERAL BANCORP, FIRST FEDERAL, MHC, FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF HAZARD, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts to you that this security is federally insured or guaranteed, or is as safe as an insured deposit, they should call the Office of Thrift Supervision, John Ryan, Regional Director of the OTS Southeastern Regional Office at (404) 888-0771.


I further certify that, before purchasing the common stock, par value $0.01 per share, of Kentucky First Federal Bancorp (the "Company"), the proposed holding company for First Federal Savings and Loan Association of Hazard and First Federal Savings Bank of Frankfort, I received a prospectus of the Company dated _____, 2004 relating to such offer of common stock.



The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the "Risk Factors" section the risks (summarized below) involved in the investment in this common stock.



RISKS RELATED TO THE FRANKFORT FIRST ACQUISITION

(1)      Merger is dependent on consummation of reorganization

(2)      Kentucky First's success in part depends on success of merger

(3)      Kentucky First could potentially recognize goodwill impairment charges

RISKS RELATED TO FIRST FEDERAL OF HAZARD'S BUSINESS

(4) Profitability growth would continue to be hindered by an inability to increase asset yields

(5)      Ability to achieve sufficient retail franchise growth may be limited

(6)      Rising interest rates may hurt profits and asset values

(7) High capital levels are expected to result in low return on equity initially

(8)      Strong local competition

(9)      Distressed economy in local market area

(10) Kentucky First may be adversely affected by changes in laws and regulations

RISKS RELATED TO REORGANIZATION OFFERING

(11) Profitability and stockholders' equity will be reduced by higher expenses following the reorganization

(12) Kentucky First's failure to effectively utilize funds would hurt profitability

(13)     Subscribers will experience per share dilution from goodwill

(14)     Issuance of merger shares will dilute interests of subscribers

(15)     Benefit programs will dilute a subscriber's ownership interest

(16) First Federal MHC will be able to exercise voting control over most matters

(17) Office of Thrift Supervision policies could prohibit the merger or acquisition of Kentucky First

(18)     Kentucky First's stock price may decline after the reorganization

(19)     There may be a limited market for the common stock

  (BY EXECUTING THIS CERTIFICATION FORM THE INVESTOR IS NOT WAIVING ANY RIGHTS UNDER THE FEDERAL SECURITIES LAWS, INCLUDING THE SECURITIES ACT OF 1933 AND THE
                        SECURITIES EXCHANGE ACT OF 1934)

--------------------------------------------------------------------------------
Signature                    Date       Signature                        Date

--------------------------------------------------------------------------------
Print Name                              Print Name

--------------------------------------------------------------------------------

          THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK (NOTE: If shares are to be held jointly, BOTH parties must sign)

[KENTUCKY FIRST FEDERAL BANCORP LOGO]


            STOCK OWNERSHIP GUIDE AND STOCK ORDER FORM INSTRUCTIONS


                              STOCK OWNERSHIP GUIDE

INDIVIDUAL

Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.

--------------------------------------------------------------------------------

JOINT TENANTS

Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.

--------------------------------------------------------------------------------

TENANTS IN COMMON

Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.

--------------------------------------------------------------------------------

UNIFORM TRANSFERS TO MINORS ACT ("UTMA")

For residents of Kentucky stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act. For residents in other states, stock may be held in a similar type of ownership under the UNIFORM GIFTS TO MINORS ACT of the individual state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the Kentucky Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA KY (use minor's social security number).

--------------------------------------------------------------------------------

CORPORATION/PARTNERSHIP - Corporations/Partnerships may purchase stock. Please provide the Corporation/Partnership's legal name and Tax ID. To have depositor rights, the Corporation/Partnership must have a deposit account in the same legal name. Please Contact the Stock Center to verify depositor rights and purchase limitations.

--------------------------------------------------------------------------------

SELF-DIRECTED IRA [for broker use only] - Depositors may potentially make stock purchases from their existing IRA if it is a SELF-DIRECTED IRA. PLEASE CONTACT YOUR BROKER OR SELF-DIRECTED IRA PROVIDER AS QUICKLY AS POSSIBLE TO EXPLORE THIS OPTION, AS IT MAY TAKE SEVERAL DAYS TO EFFECT THIS TRANSACTION FROM YOUR SELF-DIRECTED IRA BROKERAGE ACCOUNT.

Registration for IRA's: On Name Line 1 - List the name of the broker or trust department followed by CUST or TRUSTEE
                        On Name Line 2 - FBO (for benefit of) YOUR NAME IRA
                         a/c # _________________________.
                        Address will be that of the broker/trust
                         department to which the stock certificate will be sent.
                        The Social Security/Tax ID Number(s) will be either yours or your trustees, AS THEY DIRECT.
                        Please list the individual's and broker's phone numbers.

--------------------------------------------------------------------------------

FIDUCIARY/TRUST - Generally, fiduciary relationships (such as Trusts, Estates, Guardianships, etc.) are established under a form of trust agreement or pursuant to a court order. Without a legal document establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity. Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

     - The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.

     - The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.

     - A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.

     - The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.

     - The name of the maker, donor or testator and the name of the beneficiary.

          An example of fiduciary ownership of stock in the case of a trust is:
          John Doe, Trustee Under Agreement Dated 2-17-95 for Susan Doe.

--------------------------------------------------------------------------------



              (SEE REVERSE SIDE FOR STOCK ORDER FORM INSTRUCTIONS)

[KENTUCKY
FIRST FEDERAL
BANCORP
LOGO]

            STOCK OWNERSHIP GUIDE AND STOCK ORDER FORM INSTRUCTIONS

-------------------------------------------------------------------------------
                          STOCK ORDER FORM INSTRUCTIONS
-------------------------------------------------------------------------------

ITEMS 1 AND 2 - NUMBER OF SHARES AND TOTAL PAYMENT DUE

Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the Subscription Offering is 25 shares. As more fully described in the plan of reorganization and minority stock issuance outlined in the prospectus, the maximum purchase in the Subscription Offering is $150,000 (15,000 shares), and the maximum purchase in the Community Offering (if held) by any person, is $150,000 (15,000 shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $300,000 (30,000 shares) of common stock.

-------------------------------------------------------------------------------


ITEM 3a - FIRST FEDERAL OF HAZARD EMPLOYEE/OFFICER/DIRECTOR INFORMATION


Check this box to indicate whether you are an employee, officer or director of First Federal Savings and Loan Association of Hazard or a member of such person's immediate family living in the same household.


ITEM 3b - FRANKFORT FIRST BANCORP, INC. SHAREHOLDER INFORMATION



Check this box to indicate whether you are also a shareholder of Frankfort First Bancorp, Inc. and are electing to exchange all of your Frankfort First Bancorp shares for new shares of Kentucky First common stock. Also indicate how many shares you own or control.


-------------------------------------------------------------------------------

ITEM 4 - METHOD OF PAYMENT BY CHECK

If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made by check, bank draft or money order payable to Kentucky First Federal Bancorp. Your funds will earn interest at First Federal of Hazard regular passbook rate of interest until the reorganization is completed.

-------------------------------------------------------------------------------

ITEM 5 - METHOD OF PAYMENT BY WITHDRAWAL

If you pay for your stock by a withdrawal from a deposit account at First Federal Savings and Loan Association of Hazard, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases.

-------------------------------------------------------------------------------

ITEM 6 - PURCHASER INFORMATION

Subscription Offering

         a. Check this box if you had a deposit account(s) totaling $50.00 or more on June 30, 2003. ("Eligible Account Holder".)


         b. Check this box if you had a deposit account(s) totaling $50.00 or more on September 30, 2004 but are not an Eligible Account Holder. ("Supplemental Eligible Account Holder".)


         c. Check this box if you had a deposit account(s) on ____ __, 2004 but are not an Eligible Account Holder or Supplemental Eligible Account Holder. ("Other Depositor".)


         d. Check this box if you had an outstanding loan account(s) on September 23, 2004 that continued to be outstanding as of ___, 2004, but are not an Eligible Account Holder or Supplemental Eligible Holders. ("Borrower").


Please list all account numbers and all names on accounts you had on these dates in order to insure proper identification of your purchase rights.

NOTE: FAILURE TO LIST ALL YOUR QUALIFYING DEPOSIT ACCOUNTS (SEE ITEM 7) MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.

Community Offering


         e. Check this box if you are an other community member (Indicate county of residence in item 9).


-------------------------------------------------------------------------------


ITEM 7 - QUALIFYING ACCOUNTS Please review the preprinted qualifying depositor number(s) information. THE DEPOSITOR NUMBER(s) LISTED MAY NOT BE ALL OF YOUR DEPOSIT NUMBER(s). You should list any qualifying accounts that you may have or had with First Federal of Hazard in the box located under the heading "Additional Qualifying Accounts". These may appear on other stock order forms you have received. For example, if you are ordering stock in just your name, you should list all of you depositor numbers as of the earliest of the three dates that you were a depositor. Similarly, if you are ordering stock jointly with another depositor, you should list all depositor numbers under which either of you are owners, i.e., individual accounts, joint accounts, etc. If you are ordering stock in your minor child's or grandchild's name under the UNIFORM TRANSFERS TO MINORS ACT, the minor must have had a depositor number on one of the three dates and you should list only their depositor number(s). If you are ordering stock corporately, you need to list just that corporation's depositor number, as your individual depositor number(s) do not qualify. FAILURE TO LIST ALL OF YOUR QUALIFYING DEPOSIT ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.


-------------------------------------------------------------------------------

ITEM 8 - FORM OF STOCK OWNERSHIP, SS# OR TAX ID#,

Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s) in item 7. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock.

-------------------------------------------------------------------------------


ITEM 9 - STOCK REGISTRATION, /MAILING ADDRESS, TELEPHONE NUMBER(S) AND COUNTY



Complete the requested stock certificate registration, mailing address and county in item 8. Indicate your daytime and evening telephone number(s). We may need to call you if we have any questions regarding your order or we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide". ADDING THE NAMES OF OTHER PERSONS WHO ARE NOT OWNERS OF YOUR QUALIFYING ACCOUNT(S) WILL RESULT IN THE LOSS OF YOUR SUBSCRIPTION RIGHTS.


-------------------------------------------------------------------------------

ITEM 10 - NASD AFFILIATION

Check this box if you are a member of the NASD or if this item otherwise applies to you.

-------------------------------------------------------------------------------

ITEM 11 - ASSOCIATES/ACTING IN CONCERT

Check this box if you or any associate (as defined on the reverse side of the stock order form) or person acting in concert (also defined on the reverse) with you has submitted another order for shares and complete the reverse side of the stock order and certification form.

-------------------------------------------------------------------------------


ITEM 12 - ACKNOWLEDGEMENT AND CERTIFICATION



Sign and date the stock order and certification form where indicated - both front and reverse sides of stock order form. Before you sign, review the stock order and certification form, including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.


-------------------------------------------------------------------------------

You may mail your completed stock order form and certification form in the envelope that has been provided, or you may deliver your stock order and certification form to First Federal of Hazard's Office. Your stock order form, properly completed, signed certification form and payment in full (or withdrawal authorization) at the subscription price must be physically received (not postmarked) by First Federal of Hazard no later than 12 Noon, EST, _____ __, 2004 or it will become void. If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our Stock Center at 606-435-0052, Monday through Friday, between the hours of 9:00 a.m. and 4:00 p.m. The Stock Center will be closed for bank holidays.


                  KENTUCKY FIRST FEDERAL BANCORP STOCK CENTER
                          479 Main Street; PO Box 1069
                           Hazard, Kentucky 41702-1069


-------------------------------------------------------------------------------

                  (see Reverse Side for Stock Order Form Guide)

                [FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION LOGO]



                                Please Support Us

                           Vote Your Proxy Card Today












IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY HAVE RECEIVED MORE THAN ONE PROXY DEPENDING UPON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

                        [KENTUCKY FIRST FEDERAL BANCORP]




                                              _______________, 2004


Dear __________:

We are pleased to announce that the Board of Directors of First Federal Savings and Loan Association of Hazard ("First Federal of Hazard") has voted in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, First Federal of Hazard will form a mutual holding company to be known as First Federal, MHC, and will establish Kentucky First Federal Bancorp as a majority-owned subsidiary. Kentucky First Federal Bancorp will be the parent corporation of First Federal of Hazard. We are reorganizing so that First Federal of Hazard will be structured in the form of ownership that we believe will best support the Bank's future growth. Immediately after the completion of the reorganization, Kentucky First intends to acquire by merger Frankfort First Bancorp, Inc. ("Frankfort First"), the holding company for First Federal Savings Bank of Frankfort ("First Federal of Frankfort"). In addition to the shares Kentucky First is selling in the reorganization offering, it will issue up to 1,740,740 shares to shareholders of Frankfort First in the merger. Frankfort First shareholders may elect to exchange each of their Frankfort First shares for either $23.50 in cash or 2.35 Kentucky First shares.

To learn more about the reorganization and stock offering, you are cordially invited to join members of our senior management team at a community meeting to be held on__________ __ at 7:00 p.m. at the Hazard Community and Technical College in the First Federal Center.

A member of our staff will be calling to confirm your interest in attending the meeting.


If you would like additional information regarding the meeting or our reorganization, please call our Stock Center at 606-435-0052, Monday through Friday between the hours of 9:00 a.m. to 4:00 p.m.


                                           Sincerely,



                                           Tony D. Whitaker
                                           Chairman and Chief Executive Office





The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.


(Printed by Stock Center)

                        [KENTUCKY FIRST FEDERAL BANCORP]




                                                       _______________, 2004


Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock in Kentucky First Federal Bancorp.

At this time, we cannot confirm the number of shares of Kentucky First Federal Bancorp common stock that will be issued to you. Such allocation will be made in accordance with the plan of reorganization following completion of the stock offering and the stock election results of Frankfort First Bancorp, Inc.'s shareholders.


If you have any questions, please call our Stock Center at 606-435-0052.




                                               Sincerely,


                                               KENTUCKY FIRST FEDERAL BANCORP
                                               Stock Center

















The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Center)

                        [KENTUCKY FIRST FEDERAL BANCORP]




                                                    _______________, 2005

Dear Charter Stockholder:

We welcome you as a charter stockholder of Kentucky First Federal Bancorp.

Our subscription offering has been completed and we are pleased to confirm your subscription for ____ shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on ______ __, 2005; this is your stock purchase date. Trading will commence on the NASDAQ National Market under the symbol "KFFB".

Thank you for your interest in Kentucky First Federal Bancorp. Your stock certificate will be mailed to you shortly.



                                               Sincerely,

                                               KENTUCKY FIRST FEDERAL BANCORP
                                               Stock Center








The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Center)

                        [KENTUCKY FIRST FEDERAL BANCORP]




                                                   _______________, 2005


Dear Interested Investor:

We recently completed our subscription and direct community offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Depositors or community friends. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

We appreciate your interest in Kentucky First Federal Bancorp and hope you become an owner of our stock in the future. The stock trades on the NASDAQ National Market under the symbol "KFFB".

                                               Sincerely,

                                               KENTUCKY FIRST FEDERAL BANCORP
                                               Stock Center




















The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Center)

                        [KENTUCKY FIRST FEDERAL BANCORP]




                                                        _______, 2005

Welcome Stockholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Kentucky First Federal Bancorp, the holding company of First Federal Savings and Loan Association of Hazard and First Federal Savings Bank of Frankfort. The shares of common stock are quoted on the NASDAQ National Market under the symbol "KFFB"

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:


                         Illinois Stock Transfer Company
                      209 West Jackson Boulevard, Suite 903
                                Chicago, IL 60606
                      1 (312) 427-2953 or 1 (800) 757-5755
                          www.illinoisstocktransfer.com


Also, please remember that your certificate is a negotiable security, which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of Kentucky First Federal Bancorp; First Federal, MHC; First Federal Savings and Loan Association of Hazard; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort and our employees, we would like to thank you for supporting our common stock offering.

                                           Sincerely,



                                           Tony D. Whitaker
                                           Chairman and Chief Executive Officer



                                           Don D. Jennings
                                           President and Chief Operating Officer



The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Center)

                        [KENTUCKY FIRST FEDERAL BANCORP]




                                                    _______________, 2005


Dear Interested Subscriber:

We regret to inform you that First Federal Savings and Loan Association of Hazard ("First Federal of Hazard") and Kentucky First Federal Bancorp ("Kentucky First"), the holding company for First Federal of Hazard, have not accepted your order for shares of Kentucky First common stock in our direct community offering. This action is in accordance with our plan of reorganization which gives First Federal of Hazard and Kentucky First the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription and interest earned thereon.

                                               Sincerely,

                                               KENTUCKY FIRST FEDERAL BANCORP
                                               Stock Center

















(Printed by Stock Center)

                           [CAPITAL RESOURCES, INC.]





                                                  _______________, 2004


To Our Friends:

We are enclosing the offering material for Kentucky First Federal Bancorp, a majority-owned subsidiary of First Federal, MHC, and the proposed holding company for First Federal Savings and Loan Association of Hazard ("First Federal of Hazard"), which is now in the process of reorganizing into a mutual holding company and acquiring Frankfort First Bancorp, Inc. and its wholly-owned subsidiary First Federal Savings Bank of Frankfort.


Capital Resources, Inc. is managing the subscription offering, which will conclude at 12 Noon, EST, on January__, 2005 Capital Resources, Inc. is also providing proxy solicitation services for First Federal of Hazard. In the event that all the stock is not sold in the subscription offering and direct community offering, Capital Resources, Inc. will form and manage a syndicated community offering to sell the remaining stock.



Members of the general public, other than residents of the states listed below*, are eligible to participate. If you have any questions about this transaction, please do not hesitate to call the Stock Center at 606-435-0052.


                                           Sincerely,

                                           CAPITAL RESOURCES, INC.



*Alaska        Iowa           Nebraska       Oklahoma       Vermont
 Arkansas      Maine          Nevada         Oregon         Wyoming
 Delaware      Minnesota      New Hampshire  Rhode Island
 Hawaii        Mississippi    New Mexico     South Dakota
 Idaho         Montana        North Dakota   Utah


The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by First Federal Savings and Loan Association of Hazard; First Federal, MHC; Kentucky First Federal Bancorp; Frankfort First Bancorp, Inc.; First Federal Savings Bank of Frankfort; the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Capital Resources, Inc.)

23